                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-38297




                         SUPPLEMENT TO THE PROSPECTUS
       OF MORGAN STANLEY COMPETITIVE EDGE FUND -- "BEST IDEAS" PORTFOLIO
                              DATED JULY 30, 2001



     On January 24, 2002, the Board of Trustees of Morgan Stanley Competitive Edge Fund -- "Best Ideas" Portfolio (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Dividend Growth Securities ("Dividend Growth"), pursuant to which substantially all of the assets of the Fund would be combined with those of Dividend Growth and shareholders of the Fund would become shareholders of Dividend Growth receiving shares of Dividend Growth equal to the value of their holdings in the Fund (the "Reorganization"). Each shareholder of the Fund will receive the Class of shares of Dividend Growth that corresponds to the Class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders scheduled to be held on June 19, 2002. A proxy statement formally detailing the proposal, the reasons for the Trustees' action and information concerning Dividend Growth will be distributed to shareholders of the Fund.



January 24, 2002